Exhibit 99.3

                             Kerr-McGee Corporation
                      Second Quarter and Year-to-Date 2004
                  Reconciliation of GAAP to Adjusted Net Income
                                    Unaudited

                                                                  Second Quarter 2004                      Year-to-Date 2004
                                                          ---------------------------------     -----------------------------------
                                                                                   Adjusted                                Adjusted
                                                                        Special   After-tax                   Special     After-tax
Millions of dollars                                       Reported        Items      Income     Reported        Items        Income
                                                          --------      -------   ---------     --------      -------     ---------
                                                            GAAP                   Non-GAAP       GAAP                     Non-GAAP
Operating Profit
  Exploration and Production
    Domestic                                                $261.2        $(4.2)     $257.0       $569.5       $ (3.4)       $566.1
    North Sea                                                 76.1            -        76.1        169.1            -         169.1
    China                                                     (1.7)           -        (1.7)        (3.0)           -          (3.0)
    Other International                                       (2.1)           -        (2.1)        (5.0)           -          (5.0)
    Asset Impairment / Gain (Loss) on Assets
      Held for Sale                                           (5.0)         5.0           -        (21.6)        21.6             -
                                                            ------        -----      ------       ------       ------        ------
      Total Production Operations                            328.5          0.8       329.3        709.0         18.2         727.2
    Exploration Expense                                      (65.5)           -       (65.5)      (116.1)           -        (116.1)
                                                            ------        -----      ------       ------       ------        ------
                                                             263.0          0.8       263.8        592.9         18.2         611.1
                                                            ------        -----      ------       ------       ------        ------
  Chemicals
    Pigment                                                   13.5          3.8        17.3         20.7          2.0          22.7
    Other                                                     (1.3)         2.0         0.7         (8.1)         6.1          (2.0)
                                                            ------        -----      ------       ------       ------        ------
                                                              12.2          5.8        18.0         12.6          8.1          20.7
                                                            ------        -----      ------       ------       ------        ------
      Total                                                  275.2          6.6       281.8        605.5         26.3         631.8
                                                            ------        -----      ------       ------       ------        ------

Net Interest Expense                                         (54.7)           -       (54.7)      (110.6)           -        (110.6)
Loss from Equity Affiliates                                   (6.4)           -        (6.4)       (14.7)           -         (14.7)
Derivatives and Devon Stock Revaluation                        3.2         (3.2)          -          3.2         (4.0)         (0.8)
Foreign Currency Gains (Losses)                               (2.4)         2.4           -         (4.4)         4.4             -
Other Expense                                                (35.9)         8.2       (27.7)       (57.0)        (1.9)        (58.9)
Provisions for Income Taxes                                  (68.4)        (4.8)      (73.2)      (159.2)        (8.4)       (167.6)
                                                            ------        -----      ------       ------       ------        ------
Net Income                                                  $110.6        $ 9.2      $119.8       $262.8       $ 16.4        $279.2
                                                            ======        =====      ======       ======       ======        ======


Net Operating Profit
  Exploration and Production                                $165.8          0.6      $166.4       $373.5         12.0        $385.5
  Chemicals - Pigment                                          8.1          2.5        10.6         13.4          1.3          14.7
  Chemicals - Other                                           (0.9)         1.3         0.4         (5.3)         4.0          (1.3)
                                                            ------        -----      ------       ------       ------        ------
  Total                                                      173.0          4.4       177.4        381.6         17.3         398.9
Net Interest Expense                                         (35.5)           -       (35.5)       (71.5)           -         (71.5)
Loss from Equity Affiliates                                   (4.2)           -        (4.2)        (9.6)           -          (9.6)
Derivatives and Devon Stock Revaluation                        2.1         (2.1)          -          2.1         (2.6)         (0.5)
Foreign Currency Gains (Losses)                               (1.6)         1.6           -         (2.9)         2.9             -
Other Expense                                                (23.2)         5.3       (17.9)       (36.9)        (1.2)        (38.1)
                                                            ------        -----      ------       ------       ------        ------
Net Income                                                  $110.6        $ 9.2      $119.8       $262.8       $ 16.4        $279.2
                                                            ======        =====      ======       ======       ======        ======


--------------------------------------------------------------------------------
Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.
--------------------------------------------------------------------------------

                             Kerr-McGee Corporation
                      Second Quarter and Year-to-Date 2004
                                 One-time Items
                                    Unaudited

                                                                  Second Quarter 2004                     Year-to-Date 2004
                                                            -------------------------------       ---------------------------------
Millions of dollars                                         Before                    After       Before                      After
                                                              Tax          Tax         Tax           Tax         Tax           Tax
                                                            ------        -----      ------       ------        -----        ------
Exploration & Production
  Asset Impairment & Gain on Assets Held For Sale           $ (5.0)       $ 1.6      $ (3.4)      $(21.6)       $ 7.3        $(14.3)
  Restructuring                                               (1.2)         0.5        (0.7)        (2.0)         0.8          (1.2)
  Derivatives                                                  5.4         (1.9)        3.5          5.4         (1.9)          3.5
                                                            ------        -----      ------       ------        -----        ------
      Total E&P                                               (0.8)         0.2        (0.6)       (18.2)         6.2         (12.0)
                                                            ------        -----      ------       ------        -----        ------

Chemical
  Pigment Operations
    Mobile                                                    (3.5)         1.2        (2.3)        (1.7)         0.6          (1.1)
    Antwerp Operating Profit                                  (0.3)         0.1        (0.2)        (0.3)         0.1          (0.2)
                                                            ------        -----      ------       ------        -----        ------
      Total Pigment                                           (3.8)         1.3        (2.5)        (2.0)         0.7          (1.3)
                                                            ------        -----      ------       ------        -----        ------

  Other
    Forest Products Operating Profit & Shutdown               (1.7)         0.6        (1.1)        (5.8)         2.0          (3.8)
    Environmental                                             (0.3)         0.1        (0.2)        (0.3)         0.1          (0.2)
                                                            ------        -----      ------       ------        -----        ------
      Total Other                                             (2.0)         0.7        (1.3)        (6.1)         2.1          (4.0)
                                                            ------        -----      ------       ------        -----        ------
      Total Chemical                                          (5.8)         2.0        (3.8)        (8.1)         2.8          (5.3)
                                                            ------        -----      ------       ------        -----        ------
Other
  Derivatives and Devon Stock Revaluation                      3.2         (1.1)        2.1          4.0         (1.4)          2.6
                                                            ------        -----      ------       ------        -----        ------
  Foreign Currency Gain/(Loss)                                (2.4)         0.8        (1.6)        (4.4)         1.5          (2.9)
                                                            ------        -----      ------       ------        -----        ------
  Other
    Gain on Sale of Devon Stock                                  -            -           -          9.0         (3.2)          5.8
    Corporate Severance & Relocation                          (1.1)         0.4        (0.7)        (0.8)         0.2          (0.6)
    Environmental Reimbursements                               3.4         (1.2)        2.2          5.2         (1.8)          3.4
    Environmental Provisions                                 (10.5)         3.7        (6.8)       (11.5)         4.1          (7.4)
                                                            ------        -----      ------       ------        -----        ------
      Total Other                                             (8.2)         2.9        (5.3)         1.9         (0.7)          1.2
                                                            ------        -----      ------       ------        -----        ------

Total                                                       $(14.0)       $ 4.8      $ (9.2)      $(24.8)       $ 8.4        $(16.4)
                                                            ======        =====      ======       ======        =====        ======

--------------------------------------------------------------------------------
Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.
--------------------------------------------------------------------------------